SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               _________________
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 21, 2003
                               _________________

                         CALIFORNIA INDEPENDENT BANCORP
               (Exact Name of Registrant as Specified in Charter)

        California                        0-26552                68-0349947
 (State or Other Jurisdiction of   (Commission File Number)    (IRS Employer
          Incorporation)                                     Identification No.)


              1227 Bridge St., Suite C                            95991
                   Yuba City, CA                                (Zip Code)
      (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (530) 674-6000

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 9.  Regulation FD Disclosure

On January 21, 2003, California Independent Bancorp issued a press release announcing its fourth quarter and year-end results for 2002. A copy of the press release is attached as Exhibit 99.1.

On January 22, 2003, California Independent Bancorp issued a press release declaring an increase in cash dividends. A copy of the press release is attached as Exhibit 99.2.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CALIFORNIA INDEPENDENT BANCORP

Date: January 23, 2003               By:   /s/ KEVIN R. WATSON
                                           ______________________________
                                     Name: Kevin R. Watson
                                     Title:Chief Financial Officer/Corporate
                                           Secretary (Principal Financial
                                           and Accounting Officer)

Exhibits


     99.1 Press release dated January 21, 2003, announcing fourth quarter and year end results for 2002

     99.2 Press release dated January 22, 2003, declaring increase in cash dividends